       As filed with the Securities and Exchange Commission on February 15, 2002
                                                      Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ___________________

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              ___________________

                               AVICI SYSTEMS INC.
             (Exact Name of Registrant as specified in its charter)

                          Delaware                                                   02-0493372
(State or other jurisdiction of incorporation or organization)          (I.R.S. Employer Identification No.)

                              101 Billerica Avenue
                            North Billerica, MA 01862
                                 (978) 964-2000
               (Address of Principal Executive Offices) (Zip Code)

                      ____________________________________


                               AVICI SYSTEMS INC.
                  2000 Non-Employee Director Stock Option Plan
                        2000 Employee Stock Purchase Plan
                            (Full title of the plans)

                      ____________________________________

                             Peter C. Anastos, Esq.
                               Avici Systems Inc.
                              101 Billerica Avenue
                            North Billerica, MA 01862
               (Name and Address of Agent for Service of Process)

                                 (978) 964-2000
          (Telephone Number, Including Area Code, of Agent For Service)

                      ____________________________________

                                    Copy to:

                              John A. Meltaus, Esq.
                         Testa, Hurwitz & Thibeault, LLP
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

================================================================================

================================================================================

                         CALCULATION OF REGISTRATION FEE

================================================================================

                                                                    Proposed
                                                                     Maximum          Proposed
                                                                    Offering           Maximum            Amount of
Title of Securities                               Amount to be      Price Per         Aggregate         Registration
to be Registered                                   Registered        Share         Offering Price          Fee(1)
                                                   ----------        -----         --------------          ------
2000 Non-Employee Director Stock Option Plan
Common Stock (par value $.0001 per share)
                                                  110,000 (2)        $1.625         $178,750.00             $16.45


2000 Employee Stock Purchase Plan                 283,428 (2)        $1.625         $460,570.50             $42.37
Common Stock (par value $.0001 per share)

Total                                             393,428                           $639,320.50             $58.82
-------------------------------------------------------------------------------------------------------------------

(1) Calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended.

(2) The price of $1.625 per share, which is the average of the high and low price of the Common Stock of the Registrant as reported on the Nasdaq National Market on February 8, 2002, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) of the Securities Act and has been used only for those shares without a fixed exercise price.

         This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 333-48178) relating to Avici's 2000 Non-Employee Director Stock Option Plan and 2000 Employee Stock Purchase Plan is effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statement are hereby incorporated by reference.

Item 8.  Exhibits.
         --------

    Exhibit No.     Description
    ----------      -----------
    4.1             Fourth Restated Certificate of Incorporation of the
                    Registrant (filed as Exhibit 3.2 to the Registration
                    Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

    4.2             Amended and Restated By-Laws of the Registrant (filed as
                    Exhibit 3.4 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

    4.3             2000 Non-Employee Director Stock Option Plan (filed as
                    Exhibit 10.4 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

    4.4 2000 Employee Stock Purchase Plan (filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and incorporated herein by reference)

    5.1             Opinion of Testa, Hurwitz & Thibeault, LLP

    23.1            Consent of Testa, Hurwitz & Thibeault, LLP (included in
                    Exhibit 5.1)

    23.2            Consent of Arthur Andersen LLP

    24.1 Power of Attorney (included as part of the signature page of this Registration Statement)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billerica in the State of Massachusetts, on this 15th day of February, 2002.

                          AVICI SYSTEMS INC.


                          By:    /s/ Paul F. Brauneis
                                 ---------------------------------------
                                 Paul F. Brauneis
                                 Chief Financial Officer, Senior Vice President of Finance and Principal Accounting Officer

                        POWER OF ATTORNEY AND SIGNATURES

         We, the undersigned officers and directors of Avici Systems Inc., hereby severally constitute and appoint Paul F. Brauneis, our true and lawful attorney, with full power to him, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Avici Systems Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             SIGNATURE                                       TITLE

/s/ Steven B. Kaufman                 President, Chief Executive Officer and
---------------------------
Steven B. Kaufman                     Director (principal executive officer)

/s/ Paul F. Brauneis                  Chief Financial Officer, Senior Vice
---------------------------
Paul F. Brauneis                      President of Finance and Treasurer
                                      (principal financial officer and principal
                                      accounting officer)

/s/ Surya R. Panditi                  Chairman and Director
---------------------------
Surya R. Panditi

/s/ Sanjiv Ahuja                      Director
---------------------------
Sanjiv Ahuja

/s/ Stephen M. Diamond                Director
---------------------------
Stephen M. Diamond

/s/ Richard T. Liebhaber              Director
---------------------------
Richard T. Liebhaber

/s/ James Mongiello                   Director
---------------------------
James Mongiello

/s/ James R. Swartz                   Director
---------------------------
James R. Swartz

/s/ Henry Zannini                     Director
---------------------------
Henry Zannini

                                INDEX TO EXHIBITS

Exhibit No.         Description
----------          -----------
4.1                 Fourth Restated Certificate of Incorporation of the
                    Registrant (filed as Exhibit 3.2 to the Registration
                    Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.2                 Amended and Restated By-Laws of the Registrant (filed as
                    Exhibit 3.4 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.3                 2000 Non-Employee Director Stock Option Plan (filed as
                    Exhibit 10.4 to the Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.4 2000 Employee Stock Purchase Plan (filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and incorporated herein by reference)

5.1                 Opinion of Testa, Hurwitz & Thibeault, LLP

23.1                Consent of Testa, Hurwitz & Thibeault, LLP (included in
                    Exhibit 5.1)

23.2                Consent of Arthur Andersen LLP

24.1 Power of Attorney (included as part of the signature page of this Registration Statement)